UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2012

Access Plans, Inc.

(Exact name of registrant as specified in its charter)

OKLAHOMA	000-30099	27-1846323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 36th Avenue NW, Suite 105, Norman, OK 73072

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (405) 579-8525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 16, 2012, Access Plans, Inc. issued a press release announcing its operating results and certain other related information for the quarter ended December 31, 2011 and its financial condition as of December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

On February 16, 2012, Access Plans, Inc. issued a press release announcing that it had materially agreed to terms for the sale of the Company’s insurance marketing business segment, America’s Health Care Plan/RX Agency, Inc. (AHCP), to the RF Group, for an undisclosed amount. A copy of the press release is attached hereto as Exhibit 99.2.

9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS PLANS, INC. (Registrant)

Date: February 16, 2012	By:	/s/ Danny Wright
	Name:	Danny Wright
	Title:	Chief Executive Officer